UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
AB PRIVATE LENDING FUND
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AB PRIVATE LENDING FUND

405 Colorado Street, Suite 1500

Austin, Texas 78701

June 23, 2026

Dear Shareholder:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of AB Private Lending Fund (the “Fund,” “we,” “us” or “our”) to be held on August 3, 2026, at 12:45 p.m. (ET). The Annual Meeting will be conducted as a virtual meeting hosted by means of a live audio webcast. The Annual Meeting can be accessed on the above date and time, and you or your proxyholder can participate in and vote at the virtual Annual Meeting by sending an email to sfs-meetinginfo@sodali.com and providing your name, address and email information.

At the Annual Meeting, you will be asked to consider and vote upon proposals relating to:

(i) the re-election of Matthew Bass to serve for a three-year term expiring at the 2029 annual meeting of shareholders and until his successor is duly elected and qualified;

(ii) the re-election of John G. Jordan to serve for a three-year term expiring at the 2029 annual meeting of shareholders and until his successor is duly elected and qualified;

(iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2026; and

(iv) the approval of a new investment advisory agreement with AB Private Credit Investors LLC, the investment adviser to the Fund (the “Adviser”).

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement include additional information relating to the foregoing items.

To be admitted to the Annual Meeting and vote your Shares, you must register by sending an email to sfs-meetinginfo@sodali.com in advance and including your name, address and email information. Upon sending your email, you will receive further instructions via email, including unique links to access the Annual Meeting and to submit questions in advance of the Annual Meeting. You may vote by proxy in advance of the Annual Meeting via the Internet by visiting the web site listed on your proxy card and entering the control number found on the proxy card. If you have any questions, including with registration for attendance at the Annual Meeting, or need assistance voting, please call our proxy solicitor, Sodali & Co, which we refer to as “Sodali,” at 800-554-6481. Sodali will have associates ready to assist shareholders with any difficulties accessing the Annual Meeting. If you encounter any difficulties accessing or participating in the Annual Meeting following registration, please email sfs-meetinginfo@sodali.com.

Your vote is extremely important to us. If you will not attend the Annual Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

On behalf of the Board of Trustees, we thank you for your continued support of the Fund.

Sincerely,

/s/ J. Brent Humphries

J. Brent Humphries
President and Chief Executive Officer of AB Private Lending Fund

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

AB PRIVATE LENDING FUND

405 Colorado Street, Suite 1500

Austin, Texas 78701

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

Date:	August 3, 2026

Time:	12:45 p.m. (ET)

Place:	The Annual Meeting will be conducted solely virtually, via live audio webcast, and you or your proxyholder can participate in and vote at the virtual Annual Meeting by emailing sfs-meetinginfo@sodali.com your name, address and email.

Record Date:	June 12, 2026. Only shareholders of record as of the close of business on the record date are entitled to notice of, to attend and to vote at the Annual Meeting.

Items of Business:

•

To consider and vote upon a proposal to re-elect Matthew Bass for a three-year term expiring at the 2029 meeting of shareholders and until his successor is duly elected and qualified.

•

To consider and vote upon a proposal to re-elect John G. Jordan for a three-year term expiring at the 2029 meeting of shareholders and until his successor is duly elected and qualified.

•

To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

•

To consider and vote upon a proposal to approve a new investment advisory agreement with AB Private Credit Investors LLC, the investment adviser to the Fund.

Proxy Voting:

Important. Please vote your Shares promptly to ensure the presence of a quorum at the Annual Meeting. Voting your shares now via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card or voting instruction form will save the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting, as your proxy is revocable at your option. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting thereat.

For Assistance. If you have any questions about the Annual Meeting, or need assistance voting, please call Sodali at 800-554-6481. Sodali will have associates ready to assist shareholders with any difficulties accessing the Annual Meeting. If you encounter any difficulties accessing or participating in the Annual Meeting following registration, please email sfs-meetinginfo@sodali.com.

THE BOARD OF TRUSTEES, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Fund’s Proxy Statement, the proxy card, and the Annual Report to Shareholders are available at https://proxyvotinginfo.com/p/alliancebernstein2026. Please note that if you plan to join the Annual Meeting, you must register in advance by emailing sfs-meetinginfo@sodali.com. Upon completing your registration, you will receive further instructions via email, including information to access the Annual Meeting and to submit questions in advance of the Annual Meeting.

- i -

Your vote is extremely important to us. If you will not attend the Annual Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by internet or by telephone. In the event there are not sufficient votes for a quorum or to approve the proposal at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Fund.

By Order of the Board of Trustees,

/s/ Leon Hirth

Leon Hirth Secretary

- ii -

AB PRIVATE LENDING FUND

405 Colorado Street, Suite 1500

Austin, Texas 78701

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

August 3, 2026

AB PRIVATE LENDING FUND, which we refer to as the “Fund,” “we,” “us” or “our,” has made these proxy materials available to you on the Internet or has delivered printed versions of these materials to you by mail in connection with the solicitation of proxies by the board of trustees of the Fund, which we refer to as the “Board,” for use at the 2026 Annual Meeting of Shareholders, which we refer to as the “Annual Meeting,” to be held virtually on August 3, 2026, at 12:45 p.m. Eastern Time, and any postponements or adjournments thereof. We intend to hold our annual meeting via live audio webcast, and you or your proxyholder can participate in and vote at the virtual Annual Meeting by registering in advance via email at sfs-meetinginfo@sodali.com. Upon completing your registration, you will receive further instructions via email, including information to access the Annual Meeting and to submit questions in advance of the Annual Meeting. You are invited to attend the Annual Meeting and requested to vote on the proposals described in this proxy statement. If you have any questions, including with registration for attendance at the Annual Meeting, or need assistance voting, please call Sodali at 800-554-6481. Sodali will have associates ready to assist shareholders with any difficulties accessing the Annual Meeting. If you encounter any difficulties accessing or participating in the Annual Meeting following registration, please email sfs-meetinginfo@sodali.com.

The Fund’s proxy materials for the Annual Meeting, including this proxy statement, the Notice of 2026 Annual Meeting of Shareholders, which we refer to as the “Notice of Annual Meeting,” and the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which we refer to as the “Annual Report,” as filed with the U.S. Securities and Exchange Commission, which we refer to as the “SEC,” on March 25, 2026, will be first sent or made available to shareholders on or about June 24, 2026.

Items of Business

All properly executed proxies representing Class I common shares of beneficial interest, which we refer to as “Class I Shares,” Class D common shares of beneficial interest, which we refer to as “Class D Shares” and Class S common shares of beneficial interest, which we refer to as “Class S Shares” and, together with the Class I Shares and the Class D Shares, the “Shares,” of the Fund received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR:

(i) the proposal to re-elect Matthew Bass for a three-year term expiring at the 2029 meeting of shareholders and until his successor is duly elected and qualified;

(ii) the proposal to re-elect John G. Jordan for a three-year term expiring at the 2029 meeting of shareholders and until his successor is duly elected and qualified;

(iii) the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2026, which we refer to as the “Accountant Proposal”; and

(iv) the proposal to approve a new investment advisory agreement with AB Private Credit Investors LLC, the investment adviser to the Fund, which we refer to as the “Investment Advisory Agreement Proposal.”

Record Date

Only shareholders of record as of the close of business on June 12, 2026, which we refer to as the “Record Date,” are entitled to notice of, to attend and to vote at, the Annual Meeting and any postponements or adjournments thereof. As of the Record Date, there were 6,604,286 issued and outstanding Shares held by 7 holders of record.

Proxy and Voting Procedures

Shareholders are entitled to one vote for each Share held, and may vote at the Annual Meeting or by proxy in accordance with the instructions provided below.

Your vote is important. By authorizing a proxy promptly, the expense of a second mailing and/or additional solicitations by other means, including in person and by telephone, facsimile, text and email may be avoided.

Voting by Shareholders of Record

You are considered the shareholder of record with respect to Shares registered directly in your name with the Fund’s transfer agent, AllianceBernstein Investor Services, Inc., which we refer to as the “Transfer Agent,” and the Notice of Annual Meeting and other proxy materials were furnished directly to you by the Fund. As a shareholder of record, there are four ways to vote:

•

Via the Internet. You may vote by proxy via the Internet by visiting the web site listed on your proxy card and entering the control number found on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.

•

By Telephone. If you received printed copies of the proxy materials by mail, you will receive a proxy card; and you may vote by proxy by calling the toll free number and entering the control number located on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.

•

By Mail. If you received printed copies of the proxy materials by mail, you will receive a proxy card; and you may vote by proxy by filling out the enclosed proxy card and returning it in the envelope provided. Allow sufficient time for your proxy card to be timely received prior to the cut-off time of July 31, 2026.

•

At the Annual Meeting. To be admitted to the Annual Meeting and vote your Shares during the Annual Meeting, you must register in advance by emailing sfs-meetinginfo@sodali.com and providing your name, address and email. Upon completing your registration, you will receive further instructions via email, including information to access the Annual Meeting, to vote your shares at the Annual Meeting and to submit questions in advance of the Annual Meeting. If you have any questions, including with registration for attendance at the Annual Meeting, or need assistance voting, please call Sodali at 800-554-6481. Sodali will have associates ready to assist shareholders with any difficulties accessing the Annual Meeting. If you encounter any difficulties accessing or participating in the Annual Meeting following registration, please email sfs-meetinginfo@sodali.com.

Quorum; Adjournments

The presence at the Annual Meeting or by proxy of shareholders holding at least fifty percent (50%) of the outstanding Shares (without regard to class or series) will constitute a quorum for the transaction of business at the Annual Meeting. Accordingly, your Shares will be counted for purposes of determining if there is a quorum if you:

•	Are entitled to vote and you are present at the Annual Meeting; or

•	Have properly voted by proxy via the Internet, by telephone or by mail.

If a quorum is not present, the chairperson of the Annual Meeting or the shareholders entitled to vote at such meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days after the Record Date without further notice, other than announcement at the Annual Meeting, to solicit additional proxies. The persons named as proxies will vote those proxies “FOR” such adjournment. Any business that might have been transacted at the Annual Meeting if a quorum were present that was included in the notice sent to shareholders may be transacted at any adjournment of the Annual Meeting.

Vote Required; Effect of Abstentions

Approval of Trustee Election Proposals. Each trustee nominee in an uncontested election will be elected by a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes will not count as votes cast and will therefore have no effect on the election of Messrs. Bass and Jordan, other than that any such Shares will be counted for purposes of determining if there is a quorum.

Approval of Accountant Proposal. The affirmative vote of a majority of the votes cast at the Annual Meeting, provided that a quorum is present, is necessary for approval of the Accountant Proposal. Abstentions will not count as votes cast and will therefore have no effect on the Accountant Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Fund’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, there will not be any broker non-votes with respect to the Accountant Proposal.

Approval of Investment Advisory Agreement Proposal. The affirmative vote of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940, which we refer to as the “1940 Act”) of the Fund entitled to vote at the Annual Meeting is required to approve the Investment Advisory Agreement Proposal. The 1940 Act defines “a majority of the outstanding voting securities” as (a) 67% or more of the Shares present at the Annual Meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares, whichever is less. Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes against the Investment Advisory Agreement Proposal.

Shareholders of Record. If you are a shareholder of record, your properly executed proxy received prior to the Annual Meeting, and not duly revoked, will be voted in accordance with your instructions marked thereon. However, if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your Shares in the manner recommended by the Board on all matters presented in this proxy statement. With respect to any other business that may be properly presented for a vote at the Annual Meeting, the proxy holders will vote your Shares in such manner as they may determine in their discretion.

Householding

The Fund combines mailings for multiple accounts going to a single household by delivering to that address, in a single envelope, a copy of the documents (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you are part of a household that has received only one copy of this proxy statement, the Fund will deliver promptly a separate copy of this proxy statement to you upon written or oral request. To receive a separate copy of this proxy statement, please contact the Fund by calling 212-969-1000, or by mail to the Fund’s offices at AB Private Lending Fund, c/o AB Private Credit Investors LLC, 501 Commerce Street, Nashville, TN 37203, Attention: Secretary.

Revocation of Proxies

You may revoke your proxy and change your vote before the proxies are voted at the Annual Meeting. You may change your vote using the Internet or telephone methods described herein prior to the applicable cut-off time before the Annual Meeting, in which case only your latest Internet or telephone proxy will be counted. Alternatively, you may revoke your proxy and change your vote by signing and returning a new proxy dated as of a later date, or by attending and voting at the Annual Meeting. However, your attendance at the Annual

Meeting will not automatically revoke your proxy, unless you properly vote at the Annual Meeting, or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Fund prior to the Annual Meeting at the following address: AB Private Lending Fund, c/o AB Private Credit Investors LLC, 501 Commerce Street, Nashville, TN 37203, Attention: Secretary.

Announcement of Voting Results

Preliminary voting results regarding the Fund will be announced at the Annual Meeting. Final voting results regarding the Fund will be published in a current report on Form 8-K within four business days after the date of the Annual Meeting.

Appraisal Rights

Shareholders of the Fund do not have appraisal rights or similar dissenters’ rights with respect to any matter to be acted upon at the Annual Meeting.

Information Regarding this Solicitation

The Fund is paying all costs associated with the solicitation of proxies for the Annual Meeting. The Fund has retained Sodali to assist in the solicitation of proxies at a cost that the Fund anticipates will not exceed $25,000.

In addition to the solicitation of proxies by mail, proxies may be solicited by other means, including, in person and by telephone, facsimile, text and email, by Sodali and/or by Trustees, officers and employees of the Fund, AB Private Credit Investors LLC, which we refer to as the “Adviser,” AllianceBernstein L.P., which we refer to as “AB,” and/or affiliates of the Adviser and AB, none of whom will receive any additional compensation for their services.

Notice of Internet Availability of Proxy Materials

In accordance with SEC regulations, the Fund has made this proxy statement, the Notice of Annual Meeting and the Annual Report available to shareholders on the Internet. Shareholders may (i) access and review the Fund’s proxy materials, (ii) authorize their proxies, as described in “Proxy and Voting Procedures,” above, and/or (iii) elect to receive future proxy materials by electronic delivery, via the Internet address provided below:

This proxy statement, the Notice of Annual Meeting and the Fund’s Annual Report are available at https://proxyvotinginfo.com/p/alliancebernstein2026.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Fund furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Fund encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email may request a printed set of proxy materials. Instructions on how to request a printed set of the proxy materials are provided in the section entitled “Proxy and Voting Procedures – Voting by Shareholders of Record.”

Where to Obtain More Information

The Fund makes available to its shareholders free of charge on its website its Annual Report as soon as reasonably practicable after the Fund electronically files the Annual Report with the SEC. A copy of the Fund’s Annual Report will be furnished to shareholders, without exhibits, at no charge, upon written request to the Fund’s offices at: AB Private Lending Fund, c/o AB Private Credit Investors LLC, 501 Commerce Street, Nashville, TN 37203, Attention: Secretary. Upon payment of a reasonable fee, shareholders may also obtain a copy of the exhibits to the Fund’s Annual Report.

TRUSTEES, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Board Purpose and Structure

Our business and affairs are managed under the direction of the Board. The Board is divided into three classes of trustees serving staggered three-year terms and consists of five members, three of whom are not “interested persons” of the Fund, the Adviser or their respective affiliates under Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Trustees.” The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly determinations of fair value of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities. Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Shareholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Our Board has established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. J. Brent Humphries, an “interested person” of the Fund, serves as Chairman of our Board and as President and Chief Executive Officer of the Fund. We believe that Mr. Humphries’ history with the Adviser as its President and Chairman of the Investment Committee and his extensive knowledge of and experience in the financial services industry qualify him to serve as the Chairman of our Board. Our view is that we are best served through this existing leadership structure, as Mr. Humphries’ relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.

Our Board does not have a lead Independent Trustee. We are aware of the potential conflicts that may arise when a non-Independent Trustee is Chairman of our Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the Independent Trustees in executive session without the presence of interested trustees and management, and the establishment of an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Trustees.

Board Meetings and Attendance

During 2025, including both regularly scheduled and special meetings, the Board met a total of four times, the Audit Committee met a total of four times and the Nominating and Corporate Governance Committee met a total of three times. During 2025, none of the Fund’s Trustees attended fewer than 75% of the meetings of the Board. Additionally, in 2025, 100% of the members of the Audit Committee attended all of the meetings of such committee and 100% of the members of the Nominating and Corporate Governance Committee attended all of the meetings of such committee. During each meeting of the Audit Committee, the Audit Committee met privately with the Fund’s independent registered public accounting firm. All trustees are expected to attend at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve. The Fund requires each trustee to make a diligent effort to attend all Board and committee meetings. The Fund does not have a formal policy regarding trustee attendance at an annual meeting of shareholders.

Board of Trustees and Executive Officers

Trustees

Under our Second Amended and Restated Declaration of Trust, our trustees are divided into three classes. At each annual meeting, trustees are elected for staggered terms of three years, with the term of office of only one of these three classes of trustees expiring each year. Each trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Information regarding our Board is as follows:

Name	Age	Position(s) held with the Fund	Trustee Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships/ Trusteeships Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Interested Trustees
J. Brent Humphries	58	President, Chief Executive Officer and Chairman of the Board	2024	2028	Senior Vice President of AllianceBernstein L.P. (2014 – Present); President and Chairman of AB Private Credit Investors Corporation (2016 – Present); President of AB Private Credit Investors LLC (Adviser) (2014 –Present)	Director of AB Private Credit Investors Corporation (2016 – Present)	2

Matthew Bass	47	Interested Trustee	2024	2026	Head of Private Alternatives for AllianceBernstein L.P. (2010 – Present)	Trustee of AB CarVal Credit Opportunities Fund (2023 – Present); Director of AB Private Credit Investors Corporation (2016 – Present)	3

Independent Trustees

John G. Jordan	55	Trustee	2024	2026	President of All Tune Holding, LLC (2025 – Present); Independent Consultant (2016 –Present); Managing Member of Viaje 254, LLC (2018 – Present); Managing Member of Evans 254, LLC (2018 – 2023); Managing Member of 2FiveFour, LLC (2018 – Present); Chief Financial Officer of woombikes USA, LLC (2019 – 2021); Trustee of AB CarVal Credit Opportunities Fund (2023 – Present); Director of AB Private Credit Investors Corporation (2016 – Present)	Director of All Tune Holding, LLC (2025 – Present); Advisory Board Member of LBJ Family Partnership (2021 – Present); Advisory Board Member of LBJ Family Wealth Advisors, Ltd. (2015 –2021); Member of the Finance Committee of Texas Tribune, Inc. (2019 – 2026); Trustee of AB CarVal Credit Opportunities Fund (2023 – Present); Director of AB Private Credit Investors Corporation (2016 – Present)	3

Name	Age	Position(s) held with the Fund	Trustee Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships/ Trusteeships Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)

Richard S. Pontin	72	Trustee	2024	2027	Advisor to private equity and venture capital companies and entrepreneurs (2001 –Present)	Trustee of AB CarVal Credit Opportunities Fund (2023 – Present); Director of AB Private Credit Investors Corporation (2016 – Present)	3

Terry Sebastian	58	Trustee	2024	2028	Operating Partner at Lake Pacific Partners (2000 – Present); Chairman of Innovative Freeze Dried Food, LLC (2019 – Present); Chief Executive Officer of Savannah Food Company (2024 – Present)	Member of the Advisory Board at Lake Pacific Partners, LLC (2000 – Present); Chairman of Innovative Freeze Dried Food (2019 –Present); Board Member of JR Short (2019 – Present); Trustee of AB CarVal Credit Opportunities Fund (2023 – Present); Director of AB Private Credit Investors Corporation (2016 – Present)	3

(1)

“Fund Complex” is defined to include registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or registered investment companies advised by the Fund’s Adviser, or that have an investment adviser that is an affiliated person of any other fund in the fund complex. Therefore, the Fund Complex consists of the Fund, AB Private Credit Investors Corporation and AB CarVal Credit Opportunities Fund.

The address for each of our trustees is c/o AB Private Lending Fund, 405 Colorado Street, Suite 1500, Austin, Texas 78701.

Executive Officers Who Are Not Trustees

Name	Age	Position
Jennifer Friedland	52	Chief Compliance Officer
Wesley Raper	48	Chief Financial Officer

The address for each executive officer is c/o AB Private Lending Fund, 405 Colorado Street, Suite 1500, Austin, Texas 78701. Each officer holds office at the pleasure of the Board until the next election of officers and until his or her successor is duly elected and qualified.

Biographical Information

Trustees

Our trustees have been divided into two groups — interested trustees and Independent Trustees. An interested trustee is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Trustees

J. Brent Humphries is the Fund’s President and Chief Executive Officer. He is also the President and Chairman of the Board of Directors of AB Private Credit Investors Corporation since 2016 and the President of the Adviser since 2014, which is responsible for all investment decisions for the Fund. Brent Humphries joined AB in 2014 as a founding member and President of the Adviser, where he has primary responsibility for overseeing all aspects of the business, including chairing the investment committee, fundraising, investor relations, investment originations, structuring and underwriting, as well as ongoing portfolio management and compliance. He previously held the same position with Barclays Private Credit Partners LLC. Prior to joining Barclays, Humphries served as group head, generalist financial sponsor coverage for the Goldman Sachs Specialty Lending Group, and later led its structured private equity initiative. Before that, he served as a partner and managing director of the Texas Growth Fund and TGF Management Corp., a middle-market private equity fund and investment advisor, respectively. Humphries previously worked in leveraged finance with NationsBank and J.P. Morgan, and as a financial analyst with Exxon. He holds a B.B.A. in finance with an emphasis in accounting from the University of Oklahoma and an M.B.A. from the Harvard Business School. We believe that Mr. Humphries’ experience in middle market corporate credit is a significant competitive advantage for the Fund.

Matthew Bass is Head of Private Alternatives and a member of AB’s Operating Committee, and he has served as a trustee of AB CarVal Credit Opportunities Fund since 2023 and as a director of AB Private Credit Investors Corporation since 2016. As head of AB’s Private Alternatives strategic business unit, he is responsible for the leadership and strategic growth of the business, which includes all of AB’s private market investment strategies. Previously, Bass held various roles in the firm’s Alternatives business (including as head of Alternatives and Multi-Asset Business Development, and COO), where he was responsible for business strategy, sourcing of new investment teams, product development and capital raising. Prior to joining the firm in 2010, Bass was a program director at the United States Department of the Treasury, responsible for the design and implementation of various real estate and real estate capital-markets programs pursuant to the Troubled Asset Relief Program. Before that, he was a vice president at The Blackstone Group’s GSO Capital Partners unit. Bass began his career in the Financial Institutions Investment Banking Group at UBS. He holds a B.S. in Finance from Lehigh University. Mr. Bass has been a trustee of the Fund since 2024 and was selected as a trustee because of his prior leadership experience, significant investment knowledge and financial expertise.

Independent Trustees

John G. Jordan has served as a trustee of AB CarVal Credit Opportunities Fund since 2023, and as a director of AB Private Credit Investors Corporation since 2016. Mr. Jordan is President and a member of the Board of Directors of All Tune and Lube Holding, LLC, an automotive services franchisor. He is an Advisory Board Member of LBJ Family Partnership, a position he has held since 2021 and since 2018 a managing member of various closely held real estate and operating businesses. He has also been a member of the Finance Committee of Texas Tribune, Inc. since 2019. He was Chief Financial Officer of woombikes USA, LLC from 2019 to 2021 and an Advisory Board Member of LBJ Family Wealth Advisors from 2015 through 2021. From 2000 to 2015 he was President and a member of the Board of Directors of BusinesSuites, LP, which he grew into one of the largest regional coworking operators in North America. Mr. Jordan also served as the Treasurer and a member of the Board of Directors of Preferred Office Network, LLC from 2010 through 2015, and as a member of various non-profit entities. Prior to 2000, he held positions in finance and business development in financial services and technology firms. Mr. Jordan holds a B.B.A. and an M.B.A. from The University of Texas at Austin, where he was also a part-time lecturer in Entrepreneurial Finance from 2000 to 2006. Mr. Jordan has been an Independent Trustee of the Fund since 2024 and was selected as one of our Independent Trustees because of his prior board experience and financial expertise.

Richard S. Pontin has served as a trustee of AB CarVal Credit Opportunities Fund since 2023 and as a director of AB Private Credit Investors Corporation since 2016. From 2007 to 2017, he served as a member of the Board of Directors and audit committee of Tangoe, a leading provider of information Technology and telecom asset and financial management services for global enterprises. He previously served as Executive Chairman of Tangoe from 2007 to 2009 and as Chief Executive Officer and a member of the Board of Directors of its predecessor company, TRAQ Wireless, from 2004 to 2007. Mr. Pontin was a member of the Board of Directors and the Compensation Committee of PlumChoice Inc. from 2010 to 2018. Since 2002 Mr. Pontin has also been an advisor to private equity and venture capital companies and entrepreneurs. He has advised several firms, focusing on corporate strategy, business planning, competitive analysis, M&A due diligence, KPI/metric implementation, product planning, and interim Chief Executive Officer Management. Mr. Pontin was an Executive Partner at Teakwood Capital from 2011 to 2015. Between 2002 and 2011 Mr. Pontin served as the Chief Executive Officer of each of Airclic, Inc., Airband Communications, and Ionex Telecom. Prior to 2002, he served as President and Chief Operating Officer of Broadwing Communications and President and Chief Operating Officer of Cincinnati Bell, Inc., and held various positions at Nextel Communications, Bell South, MCI Communications, AT&T and Marion Laboratories. Mr. Pontin holds a B.S. in Biological Science and an M.B.A. from Drexel University, and is a member of the National Association of Corporate Directors, where he was recognized as the 2015 Governance Fellow for Excellence in Board Management and Governance. Mr. Pontin has been an Independent Trustee of the Fund since 2024, and was selected as one of our Independent Trustees because of his financial expertise and his significant leadership, corporate governance, management and advisory experience.

Terry Sebastian has served as a trustee of AB CarVal Credit Opportunities Fund since 2023 and as a director of AB Private Credit Investors Corporation, since 2016. Mr. Sebastian is an Operating Partner with Lake Pacific Partners, a private equity investment firm based in Chicago, IL focused on investments in the food sector where he has been involved since 2000. At Lake Pacific, he has also served as a member of the investment committee, a board member or a senior executive in several portfolio companies including Innovative Freeze Dried Foods from 2019 to Present, Cal Pacific Specialty Foods from 2009 to 2017, Maxi Holdings from 2002 to 2011, Gladson from 2005 to 2011 and Teepak Holdings from 2001 to 2008. Since 2019, he has served as Chairman of Innovative Freeze Dried Foods. Beginning in January 2024, he has served as Chief Executive Officer of the Savannah Food Company. Prior to Lake Pacific, Mr. Sebastian was a senior vice president at Natural Nutrition Group from 1996 to 1999 and an executive at McCain Foods from 1993 to 1994. He began his career as a management consultant at Booz, Allen & Hamilton. Mr. Sebastian holds an M.B.A. from the Harvard Business School and a B.B.A. with High Honors from the University of Texas at Austin. From 2009 to 2011, he was an instructor at the Lundquist College of Business at the University of Oregon. Mr. Sebastian has been an Independent Trustee of the Fund since 2024 and was selected as one of the Fund’s Independent Trustees because of his prior board and management experience.

Executive Officers Who Are Not Trustees

Jennifer Friedland, the Fund’s Chief Compliance Officer, joined AB in 2020. Since 2020, Ms. Friedland has served as Vice President and Director of Subadvisory Fund Compliance for sub-advised funds of AB. Ms. Friedland has also served as the Chief Compliance Officer of AB Private Credit Investors Corporation since 2021 and prior to serving as Chief Compliance Officer, served as AB Private Credit Investors Corporation’s Deputy Chief Compliance Officer, since 2020. Beginning in 2023, Ms. Friedland also serves as the Chief Compliance Officer of the AllianceBernstein and Sanford C. Bernstein funds. Prior to joining AB, Ms. Friedland served as the Chief Compliance Officer of an SEC-registered investment adviser. Ms. Friedland received her J.D. from Southwestern Law School. She received her B.S. from the University of North Carolina – Charlotte.

Wesley Raper, our Chief Financial Officer, joined AB in 2014 as founding member and Chief Operating Officer of the Adviser, where he is involved in strategy and planning, operations, financing, accounting, portfolio analyses, cash management and compliance. He previously held the same role at Barclays Private Credit Partners LLC from 2008 to 2014. Mr. Raper was a vice president in the Information Technology Group at Barclays LLC from 2000 to 2008. He has also been the Chief Financial Officer of AB Private Credit Investors Corporation since 2016. He holds an MEng from the University of Bristol and an M.S. in Finance from the Zicklin School of Business at Baruch College.

Committees of the Board of Trustees

Our Board has established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future. The Fund does not have a compensation committee because its executive officers do not receive any direct compensation from the Fund. All trustees are expected to attend at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve. The Fund requires each trustee to make a diligent effort to attend all Board and committee meetings.

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee’s charter is available to shareholders on the Fund’s website. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal controls over financial reporting. The Audit Committee will also have principal oversight of the valuation process used to establish the Fund’s net asset value, which we refer to as “NAV,” and for the determination of the fair value of each of the Fund’s investments. The members of the Fund’s Audit Committee are Messrs. Jordan, Pontin and Sebastian, each of whom is an Independent Trustee for purposes of the 1940 Act and meet the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934, which we refer to as the “Exchange Act.” Mr. Pontin serves as Chair of the Audit Committee. The Board has determined that Mr. Pontin is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee, including making nominations for the appointment or election of Independent Trustees. The Nominating and Corporate Governance Committee also has principal oversight over the process used to approve co- investments for the Fund. A copy of the Nominating and Corporate Governance Committee’s charter is available to shareholders on the Fund’s website. The members of the Nominating and Corporate Governance Committee are Messrs. Jordan, Pontin and Sebastian, each of whom is an Independent Trustee for purposes of the 1940 Act. Mr. Jordan serves as Chair of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is responsible for assisting the Board in carrying out its responsibilities with respect to governance of the Fund and the selection, nomination, evaluation and compensation of members of the Board in accordance with applicable laws, regulations and industry best practices. The Fund’s Nominating and Corporate Governance Committee may consider nominating an individual recommended by a shareholder for election as a trustee if such shareholder complies with the advance notice provisions of the Fund’s bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a trustee at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Fund and its shareholders. In considering possible candidates for election as a trustee, the Nominating and Corporate Governance Committee may take into account a wide variety of factors, including (but not limited to):

•	the candidate’s knowledge in matters relating to the investment company industry;

•	any experience possessed by the candidate as a director/trustee or senior officer of other public companies;

•	the candidate’s educational background;

•	the candidate’s reputation for high ethical standards and personal and professional integrity;

•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

•

the candidate’s perceived ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund;

•	the candidate’s ability to qualify as an independent trustee for purposes of the 1940 Act and any other standards of independence that may be relevant to the Fund;

•	the extent to which the candidate’s background, skills, and experience would complement the background, skills, and experience of other nominees and contribute to the diversity of the Board; and

•	such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying trustee nominees. In determining whether to recommend a trustee nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending trustee nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting trustee nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board that best serves the Fund’s needs and the interests of its shareholders. In addition, as part of the Board’s annual self-assessment, the members of the Nominating and Corporate Governance Committee evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection.

Communications Between Shareholders and the Board

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual trustees or any group or committee of trustees, correspondence should be addressed to the Board or any such individual trustees or group or committee of trustees by either name or title. All such correspondence should be sent to AB Private Lending Fund, c/o AB Private Credit Investors LLC, 501 Commerce Street, Nashville, TN 37203, Attention: Secretary.

Code of Ethics

The Fund and the Adviser each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, which we refer to as the “Advisers Act,” respectively, that establishes procedures for personal investments and restricts certain transactions by the Fund’s personnel. The code of ethics applies to, among others, the Fund’s senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every officer, trustee and employee of the Fund. The Fund’s code of ethics generally does not permit investments by its employees in securities that may be purchased or held by the Fund. Persons subject to this code may invest in securities for their personal investment accounts so long as such investments are made in accordance with the code’s requirements. A copy of the Fund’s code of ethics is available to the Fund’s shareholders on the Fund’s website: www.alliancebernstein.com/corporate/management/corporate-governance.htm.

Insider Trading Policy, Hedging and Speculative Trading and Pledging of Fund Securities
The Fund has adopted an insider trading policy applicable to the Fund’s and the Adviser’s trustees and officers and employees, which is included within the Fund’s code of ethics. The Fund has not adopted any practices or policies regarding the ability of employees (including officers) or trustees of the Fund, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Fund’s equity securities.
Compensation Discussion and Analysis
Executive Compensation
The Fund does not currently have any employees and does not expect to have any employees. Services necessary for the Fund’s business will be provided by individuals who are employees of the Adviser, AB Private Credit Investors LLC in its capacity as the Fund’s administrator, which we refer to as the “Administrator,” or their respective affiliates, pursuant to the terms of the Advisory Agreement (as defined below), the Administration Agreement (as defined below) and the Expense Reimbursement Agreement (as defined below), as applicable. The Fund’s day-to-day
investment and administrative operations will be managed by the Adviser and the Administrator. Most of the services necessary for the origination and administration of the Fund’s investment portfolio will be provided by investment professionals employed by the Adviser, the Administrator or their affiliates.
None of the Fund’s executive officers receive direct compensation from the Fund. The Fund may reimburse the Adviser the allocable portion of the compensation paid by the Administrator (or its affiliates) to the Fund’s Chief Compliance Officer and Chief Financial Officer (based on the percentage of time such individuals devote, on an estimated basis, to the Fund’s business and affairs). The Administrator may waive or defer such expenses, including the allocable portion of the compensation paid by the Administrator (or its affiliates).
Compensation of Trustees
No compensation is expected to be paid to the Fund’s trustees who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. For fiscal year 2025, each Independent Trustee received an annual retainer of $66,750. In addition, the Chair of the Fund’s Audit Committee received an annual retainer of $5,000. The Fund has obtained trustees’ and officers’ liability insurance on behalf of its trustees and officers. We also reimburse each of the trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket
expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
The table below sets forth the compensation received by each trustee for the fiscal year ended December 31, 2025 from (i) the Fund and (ii) all of the companies in the Fund Complex. “Fund Complex” is defined to include business development companies and registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or business development companies and registered investment companies advised by the Adviser, or that have an investment adviser that is an affiliated person of any other fund in the fund complex. Therefore, the Fund Complex consists of the Fund, AB Private Credit Investors
Corporation
and AB CarVal Credit Opportunities Fund. The Fund’s trustees do not receive any retirement benefits from the Fund or any other member of the Fund Complex.

Name of Trustee	Fees Earned or Paid in Cash by the Fund ($)	Total Compensation from the Fund ($)	Total Compensation from the Fund Complex ($)
Interested Trustees
J. Brent Humphries	—	—	—
Matthew Bass	—	—	—

Name of Trustee	Fees Earned or Paid in Cash by the Fund ($)	Total Compensation from the Fund ($)	Total Compensation from the Fund Complex ($)
Independent Trustees
John G. Jordan	$50,063	$66,750	$202,000
Richard S. Pontin	$53,813	$71,750	$204,000
Terry Sebastian	$50,063	$66,750	$190,000

Compensation Committee Report

As described herein, the Fund’s executive officers are not compensated by the Fund. Accordingly, the Fund does not have a compensation committee of the Board. The Nominating and Corporate Governance Committee performs, to the extent that may be required, any duties typically delegated to a compensation committee of a board of trustees. The Nominating and Corporate Governance Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Nominating and Corporate Governance Committee Members:

John G. Jordan, Chairman

Richard S. Pontin

Terry Sebastian

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Fund under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED SHAREHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 23, 2026, the beneficial ownership of each current trustee, the nominees for trustee, the Fund’s executive officers, each person known to the Fund to beneficially own 5.0% or more of the outstanding Shares, and the executive officers and trustees as a group.

The percentage ownership is based on 6,604,286 Shares outstanding as of June 23, 2026. As of such date, there were no Shares subject to warrants or other convertible securities outstanding. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. To the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all Shares beneficially owned. The address for each listed individual is AB Private Lending Fund, c/o AB Private Credit Investors LLC, 405 Colorado Street, Suite 1500, Austin, Texas 78701.

Name of Beneficial Owners	Number of Shares Beneficially Owned	Percent of Class
Interested Trustees
J. Brent Humphries	—	—
Matthew Bass	—	—
Executive Officer
Jennifer Friedland	—	—
Wesley Raper	—	—
Independent Trustees
John G. Jordan	—	—
Richard S. Pontin	—	—
Terry Sebastian	—	—
All Trustees and Executive Officers as a Group(1)	—	—

Owners of 5% or more of our Shares	—	—
AXA Equitable Financial Services LLC(2)	4,400,000	66.62%
AllianceBernstein L.P.(3)	740,829	11.21%
PM Alpha DAC(4)	1,214,430	18.39%

(1)	The address for all of the Fund’s officers and trustees is AB Private Lending Fund, c/o AB Private Credit Investors LLC, 405 Colorado Street, Suite 1500, Austin, Texas 78701.
(2)

AXA Equitable Financial Services LLC is an indirect wholly owned subsidiary of Equitable Holdings, Inc. The business address for AXA Equitable Financial Services LLC is 1345 Avenue of the Americas, New York, New York 10105.

(3)

The business address for AllianceBernstein L.P is 501 Commerce St, Nashville, Tennessee 37203. 318,709 shares of such total shares were acquired solely for investment purposes on behalf of client discretionary investment advisory accounts.

(4)	The business address for PM Alpha DAC is Unit 10 & 11 Cahir Road, Cashel, Ireland E25 WK15.

Dollar Range of Equity Securities Beneficially Owned by Trustees

The following table sets forth, as of June 23, 2026, the dollar range of the Shares beneficially owned by each of the Fund’s trustees. The Fund is not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Trustees	Dollar Range of Equity Securities in the Fund(1)
Interested Trustees
J. Brent Humphries	—
Matthew Bass	—
Independent Trustees
John G. Jordan	—
Richard S. Pontin	—
Terry Sebastian	—

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

Certain Relationships and Related Transactions

Transactions with Related Persons; Review, Approval or Ratification of Transactions with Related Persons, Policies and Procedures for Managing Conflicts; Co-investment Opportunities

Certain members of the Adviser’s senior investment team and Investment Committee serve, or may serve, as officers, trustees, members or principals of entities that operate in the same or a related line of business as the Fund does, or of investment vehicles managed by the Adviser or AB with similar investment objectives. Similarly, the Adviser may have other clients with similar, different or competing investment objectives. As a result, members of the Adviser’s senior investment team, in their roles at the Adviser, may face conflicts in the allocation of investment opportunities among the Fund and other investment vehicles managed by the Adviser with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with the Adviser’s allocation policy. Generally, when a particular investment would be appropriate for the Fund as well as one or more other investment funds, accounts or vehicles managed by the Adviser’s senior investment team, such investment will be apportioned by the Adviser’s senior investment team in accordance with (1) the Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates and consistent with the Order described below. Such apportionment may not be strictly pro rata, depending on the good-faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of the Fund’s or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to the Fund, the timing of acquisitions and dispositions of investments, the price paid or received by the Fund for investments or the size of the investment purchased or sold by the Fund. The Adviser believes that this allocation system is fair and equitable, and consistent with its fiduciary duty to the Fund. In particular, the Fund has disclosed to investors how allocation determinations are made among any investment vehicles managed by the Adviser.

We may co-invest with investment funds, accounts and vehicles managed by the Adviser, where doing so is consistent with the Fund’s investment strategy as well as applicable law and SEC staff interpretations, as well as the exemptive order that the Fund and certain of its affiliates received from the SEC on February 4, 2026, which expands relief previously granted to the Fund on August 6, 2018, and which the Fund refers to as the “Order.” Absent the Order, the Fund’s ability to co-invest would have been more limited. The Order expands the Fund’s ability to co-invest in portfolio companies with Affiliated Funds, which the new exemptive relief defines to include affiliated managed accounts, in a manner consistent with the Fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the Order. Pursuant to the Order, the Fund is permitted to co-invest with Affiliated Funds if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s independent trustees make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders and do not involve overreaching in respect of the Fund or its shareholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Fund’s shareholders and is consistent with the Fund’s investment objective and strategies. The Fund intends to co-invest with Affiliated Funds, subject to the conditions included in the Order.

Advisory Agreement

The Fund entered into an Amended and Restated Investment Advisory Agreement with the Adviser on August 7, 2024, which we refer to as the “Advisory Agreement,” pursuant to which the Adviser manages the Fund on a day-to-day basis. The Adviser is responsible for determining the composition of the Fund’s portfolio, making investment decisions, monitoring the Fund’s investments, performing due diligence on prospective portfolio companies, exercising voting rights in respect of portfolio securities, obtaining and managing financing facilities and other forms of leverage and providing the Fund with such other investment advisory and related services as the Fund may, from time to time, reasonably require for the investment of capital.

The Fund pays the Adviser a fee for its services under the Advisory Agreement consisting of two components, a management fee and an incentive fee. The cost of both the management fee and the incentive fee is ultimately borne by the shareholders.

Prior to the effective date of the Advisory Agreement, the Adviser provided investment advisory services pursuant to an investment advisory agreement between the Fund and the Adviser, initially effective as of April 30, 2024, which we refer to as the “Prior Investment Advisory Agreement.” The terms of the Prior Investment Advisory Agreement are materially identical to the Advisory Agreement. The Prior Investment Advisory Agreement automatically terminated upon the effective date of the Advisory Agreement.

Mr. Humphries, the Fund’s President and Chairman of the Board, is a member of the Adviser’s Investment Committee, and the Fund’s Chief Financial Officer, Wesley Raper, and other members of the senior management and the Investment Committee of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Fund’s best interest or in the best interest of its investors. The Fund’s investment objective may overlap with the investment objectives or such investment funds, accounts or other investment vehicles. For example, the Adviser concurrently manages accounts that are pursuing an investment strategy similar to the Fund’s strategy, and the Fund may compete with these and other entities managed by affiliates of the Adviser for capital and investment opportunities. As a result, those individuals at the Adviser may face conflicts in the allocation of investment opportunities between the Fund and other investment funds or accounts advised by principals of, or affiliated with, the Adviser.

Sub-Advisory Agreement

On August 7, 2024, the Adviser and AB, which, in its capacity as sub-adviser, we refer to as “AB High Yield,” entered into an Investment Sub-Advisory Agreement, which we refer to as the “Sub-Advisory Agreement,” the terms of which provide AB High Yield with broad delegated authority to oversee the broadly syndicated loan and other liquid investment allocation. The Fund’s broadly syndicated loan and other liquid investments are managed by AB High Yield pursuant to the Sub-Advisory Agreement. The Adviser pays AB High Yield monthly in arrears, 25% of the management fee and 25% of the incentive fees pursuant to the Sub-Advisory Agreement.

Administration Agreement

We have entered into an administration agreement with the Administrator, which we refer to as the “Administration Agreement.” Under the terms of the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of the Fund’s other service providers), preparing reports to shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of the Board, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Fund reimburses the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. The Fund also is liable to reimburse the Administrator for the Fund’s allocable portion of compensation of the Administrator’s personnel, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of the Administrator or any of its affiliates. The Administrator may defer or waive rights to be reimbursed for the costs and expenses noted above including the Fund’s allocable portion of compensation of the Administrator’s personnel, subject to the limitations described in the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Fund will reimburse the Administrator for any services performed for the Fund by such affiliate or third party. The Administrator hired a sub-administrator to assist in the provision of administrative services. The sub-administrator receives compensation for its sub-administrative services under a sub-administration agreement.

Costs and expenses of AB Private Credit Investors LLC in its capacity as both the Administrator and the Adviser that are eligible for reimbursement by the Fund are reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator. The Fund does not reimburse the Administrator for any services for which it receives a separate fee, or for (a) rent, depreciation, utilities, capital equipment or other administrative items and (b) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of the Administrator. The Administrator does not charge the Fund any fees for its services as Administrator.

Managing Dealer Agreement

The Fund entered into a Managing Dealer Agreement, which we refer to as the “Managing Dealer Agreement,” with AllianceBernstein Investments, Inc., which we refer to as the “Managing Dealer,” on August 7, 2024, pursuant to which the Managing Dealer has agreed to, among other things, manage the Fund’s relationships with third-party brokers engaged by the Managing Dealer to participate in the distribution of Shares, which are referred to as “participating brokers,” and financial advisers. The Managing Dealer also coordinates the Fund’s marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, the Fund’s investment strategies, material aspects of the Fund’s operations and subscription procedures. The Adviser may use its management fee revenues, as well as its past profits or its resources from any other source to pay the Managing Dealer for expenses incurred in connection with providing services intended to result in the sale of Shares and/or shareholder support services. The Fund does not pay referral or similar fees to the Managing Dealer or any accountants, attorneys or other persons in connection with the distribution of the Shares.

Under the terms of the Managing Dealer Agreement, the Managing Dealer will serve as the managing dealer for the Fund’s offering on a continuous basis up to $1.0 billion of Shares pursuant to an offering registered with the SEC, which we refer to as the “Offering.” The Managing Dealer will be entitled to receive shareholder servicing and/or distribution fees monthly in arrears at a contractual rate of 0.85% per annum of the aggregate value of the Fund’s net assets attributable to Class S Shares as of the beginning of the first calendar day of the month. The Managing Dealer will be entitled to receive shareholder servicing fees monthly in arrears at a contractual rate of 0.25% per annum of the aggregate value of the Fund’s net assets attributable to Class D Shares as of the beginning of the first calendar day of the month. No shareholder servicing and/or distribution fees will be paid with respect to Class I Shares. The shareholder servicing and/or distribution fees will be paid monthly in arrears. The shareholder servicing and/or distribution fees will be payable to the Managing Dealer, but the Managing Dealer will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

The Managing Dealer will cease receiving the distribution and/or shareholder servicing fee on Class S Shares and Class D Shares upon the earlier to occur of the following: (i) a listing of Class I Shares, (ii) the merger or consolidation of the Fund with or into another entity, or the sale or other disposition of all or substantially all of the Fund’s assets, or (iii) the date following the completion of the primary portion of the Offering on which, in the aggregate, underwriting compensation from all sources in connection with such Offering is equal to 10% of the gross proceeds from such Offering.

In addition, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Managing Dealer or the applicable broker), the Managing Dealer shall cease receiving the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S Shares and Class D Shares in such shareholder’s account. At the end of such month, the applicable distribution Shares in such shareholder’s account will convert into a number of Class I Shares (including any fractional shares), with an equivalent aggregate NAV.

Expense Support and Conditional Reimbursement Agreement

On October 28, 2024, the Fund entered into the Amended and Restated Expense Support and Conditional Reimbursement Agreement, which we refer to as the “Expense Support Agreement,” with the Adviser. Pursuant to the Expense Support Agreement, the Adviser is obligated to advance the Fund’s Operating Expenses (as defined below), each of which we refer to as a “Required Expense Payment,” to the extent that such expenses exceed 1.00% (on an annualized basis) of the Fund’s NAV. Any Required Expense Payment must be paid by the Adviser to the Fund in any combination of cash or other immediately available funds, and/or offset against amounts due from the Fund to the Adviser or its affiliates. For purposes hereof, “Operating Expenses” means all of the Fund’s operating costs and expenses incurred (including organization and offering expenses), as determined in accordance with accounting principles generally accepted in the United States for investment companies, less base management and incentive fees owed to the Adviser, shareholder servicing and/or distribution fees, and borrowing costs.

The Adviser may elect to pay certain additional expenses on the Fund’s behalf, provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Fund, which we refer to as a “Voluntary Expense Payment.” Any Voluntary Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Fund in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from the Fund to the Adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month, the amount of such excess being hereinafter referred to as “Excess Operating Funds,” the Fund shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all expense payments made by the Adviser to the Fund within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Fund shall be referred to herein as a “Reimbursement Payment.” “Available Operating Funds” means the sum of (i) the Fund’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) the Fund’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

No Reimbursement Payment for any month shall be made if: (1) the Fund’s Operating Expense Ratio (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the expense payment was made to which such Reimbursement Payment relates, or (2) the Fund’s Operating Expense Ratio exceeds 1.00% (on an annualized basis). The “Operating Expense Ratio” is calculated by dividing Operating Expenses by the Fund’s monthly average net assets.

The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.

As of December 31, 2025, no reimbursement payments have been made, total expense support provided and unreimbursed Expense Payments were $6,338,120. The following table presents a summary of Expense

Payments and the related Reimbursement Payments for each quarter of the years ended December 31, 2025, December 31, 2024, and December 31, 2023:

For the Quarters Ended	Amount of Expense Support	Amount of Reimbursement Payment	Amount of Unreimbursed Expense Support	Effective Rate of Distribution per Share	Reimbursement Eligibility Expiration	Percentage Limit
June 30, 2023	$277,209	$—	$277,209	N/A	June 30, 2026	1.00%
September 30, 2023	186,136	—	186,136	N/A	September 30, 2026	1.00%
December 31, 2023	55,388	—	55,388	N/A	December 31, 2026	1.00%
March 31, 2024	152,538	—	152,538	N/A	March 31, 2027	1.00%
June 30, 2024	1,500,250	—	1,500,250	0.00%	June 30, 2027	1.00%
September 30, 2024	994,736	—	994,736	17.92%	September 30, 2027	1.00%
December 31, 2024	1,069,472	—	1,069,472	6.81%	December 31, 2027	1.00%
March 31, 2025	467,866	—	467,866	10.57%	March 31, 2028	1.00%
June 30, 2025	150,430		150,430	10.09%	June 30, 2028	1.00%
September 30, 2025	105,597	—	105,597	8.96%	September 30, 2028	1.00%
December 31, 2025	—	—	—	8.86%	December 31, 2028	1.00%

Total	$4,959,621	$—	$4,959,621

Transfer Agency Agreement

On August 7, 2024, the Fund and the Transfer Agent, an affiliate of the Fund, entered into an agreement pursuant to which the Transfer Agent will provide transfer agent services to the Fund. The Fund bears the expenses related to the agreement with the Transfer Agent.

Co-Investment Activity

The Fund may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the Independent Trustees, and in some cases, the prior approval of the SEC. The Fund, the Adviser and certain of their affiliates have been granted exemptive relief by the SEC for the Fund to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with the Fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, the Fund generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board makes certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders by another participant in the co-investment transaction, (2) the transaction is consistent with the interests of the Fund’s shareholders and is consistent with its investment objective and strategies, (3) the investment by its affiliates would not disadvantage the Fund, and the Fund’s participation would not be on a basis different from or less advantageous than that on which its affiliates are investing and (4) the proposed investment by the Fund would not benefit the Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. As a result of exemptive relief, there could be significant overlap in the Fund’s investment portfolio and the investment portfolio of other funds managed by the Adviser or its affiliates that could avail themselves of the exemptive relief and that have an investment objective similar to the Fund’s.

Promoters and Certain Control Persons

The Adviser may be deemed a promoter of the Fund. The Adviser, for its services to the Fund, will be entitled to receive base management and incentive fees. In addition, under the Advisory Agreement and to the extent permitted by applicable law and in the discretion of the Board, the Fund indemnifies the Adviser and certain of its affiliates.

ADDITIONAL INFORMATION

The principal address of the Fund’s investment adviser and administrator is AB Private Credit Investors LLC, 405 Colorado Street, Suite 1500, Austin, Texas 78701.

PROPOSALS

Overview of Proposals

This proxy statement contains four proposals requiring shareholder action:

•	Proposal No. 1 requests that shareholders re-elect Matthew Bass for a three-year term expiring at the 2029 meeting of shareholders and until his successor is duly elected and qualified;

•	Proposal No. 2 requests that shareholders re-elect John G. Jordan for a three-year term expiring at the 2029 meeting of shareholders and until his successor is duly elected and qualified;

•	Proposal No. 3 requests that shareholders ratify the appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2026; and

•	Proposal No. 4 requests that shareholders approve a new investment advisory agreement with AB Private Credit Investors LLC, the investment adviser to the Fund.

Each proposal is discussed in more detail below.

Proposal No. 1 – Re-Election of Matthew Bass

The Board has nominated trustee Matthew Bass to be re-elected to serve as one of the Fund’s Class II trustees for a three-year term, until the 2029 annual meeting of shareholders and until his successor is duly elected and qualified. Mr. Bass has consented to serving as a nominee, being named in this proxy statement, and continuing to serve on the Board if re-elected. Mr. Bass is not being proposed for re-election pursuant to any agreement or understanding between him and the Fund.

Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed by shareholders on the proxy cards or, if no direction is given, “FOR” the re-election of the Board’s nominee, Mr. Matthew Bass. In the event that Mr. Bass should become unable to serve because of an event not now anticipated or declines to serve as a trustee at the time of the Annual Meeting, the persons named as proxies will vote for such other nominee as may be proposed by the Board. The Board has no reason to believe that Mr. Bass will be unable or unwilling to continue to serve.

Vote Required

In this uncontested election, Mr. Bass will be re-elected by a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes will not count as votes cast and will therefore have no effect on the re-election of Mr. Bass.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE RE-ELECTION OF TRUSTEE

MATTHEW BASS

Proposal No. 2 – Re-Election of John G. Jordan

The Board has nominated trustee John G. Jordan to be re-elected to serve as one of the Fund’s Class II trustees for a three-year term, until the 2029 annual meeting of shareholders and until his successor is duly elected and qualified. Mr. Jordan has consented to serving as a nominee, being named in this proxy statement, and continuing to serve on the Board if re-elected. Mr. Jordan is not being proposed for re-election pursuant to any agreement or understanding between him and the Fund.

Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed by shareholders on the proxy cards or, if no direction is given, “FOR” the re-election of the Board’s nominee, Mr. John G. Jordan. In the event that Mr. Jordan should become unable to serve because of an event not now anticipated or declines to serve as a trustee at the time of the Annual Meeting, the persons named as proxies will vote for such other nominee as may be proposed by the Board. The Board has no reason to believe that Mr. Jordan will be unable or unwilling to continue to serve.

Vote Required

In this uncontested election, Mr. Jordan will be re-elected by a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes will not count as votes cast and will therefore have no effect on the re-election of Mr. Jordan.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE RE-ELECTION OF TRUSTEE

JOHN G. JORDAN

Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has re-appointed PricewaterhouseCoopers LLP, which we refer to as “PwC,” as the Fund’s independent registered public accounting firm and as auditors of the Fund’s consolidated financial statements for 2026. PwC has served as the Fund’s independent registered public accounting firm since 2023.

At the Annual Meeting, the shareholders are being asked to ratify the appointment of PwC as the Fund’s independent registered public accounting firm for 2026. The Fund is not required to have the shareholders ratify the selection of PwC as the Fund’s independent registered public accounting firm, however, the Fund is doing so because it believes it is a matter of best corporate practices. In the event of a negative vote on such ratification, the Audit Committee will reconsider the appointment. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if the Audit Committee determines that such a change would be in the best interests of the Fund and its shareholders. Representatives of PwC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

Fees to Auditors

The following table shows the audit fees and non-audit related fees accrued or paid to PwC for professional services performed for the Fund’s fiscal years ended December 31, 2025 and December 31, 2024:

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024
Audit Fees	$270,000	$300,000
Audit Related Fees	$1,022,000	$1,022,000
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$1,292,000	$1,322,000

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audits of the Fund’s financial statements, review of financial statements included in the Fund’s Quarterly Reports on Form 10-Q and services that are normally provided by PwC in connection with statutory and regulatory filings.

Audit Related Fees. Audit related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

The aggregate audit related fees billed by PwC to the Adviser, and any entity controlling, controlled by, or under common control with AB, that provides ongoing services to the Fund, for engagement directly related to the Fund’s operations and financial reporting, for the years ended December 31, 2025 and 2024 was $1,022,000 and $1,022,000, respectively, as reflected in the table above. This amount was subject to pre-approval by the Fund’s Audit Committee and represents fees that PwC billed to AB for services related to audit work in respect of SOC 1 matters for the Adviser and the Transfer Agent. These fees are not borne by the Fund.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state, and local tax compliance and filings.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed to Equitable Holdings, Inc., the Adviser and its affiliates by PwC for non-audit services for the years ended December 31, 2025 and 2024 were approximately $6.1 million and $6.0 million, respectively. This includes any non-audit services that did not require pre-approval by the Fund’s Audit Committee since they did not directly relate to the Fund’s operations or financial reporting. These include employee benefit plan audits, due diligence procedures, comfort letters, accounting advisory services, permitted tax services, and other permitted non-audit services.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

The Fund maintains an auditor independence policy that, among other things, mandates that the Audit Committee review, negotiate and approve in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permissible non-audit services for the Fund, and for permissible non-audit services for the Adviser and any affiliates thereof that provide services to the Fund, if such non-audit services are directly related to the operations or financial reporting of the Fund. All of the audit and non-audit services described above for which fees were incurred by the Fund for the fiscal year ended December 31, 2025 were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Audit Committee Report

As part of its oversight of the Fund’s financial statements, the Audit Committee reviewed and discussed with both management and the Fund’s independent registered public accounting firm the Fund’s financial statements filed with the SEC for the fiscal year ended December 31, 2025. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States).

The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by PwC, the Fund’s independent registered public accounting firm, in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Audit Committee Chair, Richard S. Pontin, who will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by PwC to management.

The Audit Committee received and reviewed the written disclosures from PwC required by the applicable Public Company Accounting Oversight Board rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with PwC its independence. The Audit Committee has reviewed the audit fees paid by the Fund to PwC. It has also reviewed non-audit services and fees to assure compliance with the Fund’s and the Audit Committee’s policies restricting PwC from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the year ended December 31, 2025 be included in the Fund’s annual report on Form 10-K for 2025, for filing with the SEC. The Audit Committee also recommended the appointment of PwC to serve as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2026.

Audit Committee Members:	Richard S. Pontin, Chairman	John G. Jordan	Terry Sebastian

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Fund under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting, provided that a quorum is present, is necessary for approval of the Accountant Proposal. Abstentions will not count as votes cast and will therefore have no effect on the Accountant Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Fund’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, there will not be any broker non-votes with respect to the Accountant Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUND FOR FISCAL YEAR 2026

Proposal No. 4 – Approval of a New Investment Advisory Agreement

Background

On March 26, 2026, Equitable Holdings, Inc., a Delaware corporation (“Equitable”), the owner of AB and the indirect owner of the Adviser, entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Equitable, Corebridge Financial, Inc., a Delaware corporation (“Corebridge”), and various Corebridge subsidiaries. Equitable and Corebridge have agreed, subject to the terms and conditions of the Merger Agreement, to effect an all-stock merger transaction to combine their respective businesses into a newly formed company (“HoldCo”) (such transaction, the “Merger”). Equitable is the indirect parent of AllianceBernstein Corporation, the general partner of AB. Equitable also holds 68% of the outstanding partnership interests of AB.

At the effective time of the Merger, each issued and outstanding share of Equitable and Corebridge common stock, outstanding performance share units granted under any Equitable stock plan and preferred stock will be converted into, and become exchangeable for, newly created corresponding shares of HoldCo common stock or preferred stock with substantially identical powers, preferences, privileges and rights as the previously issued Equitable or Corebridge common or preferred stock. Upon closing, current Equitable stockholders will own approximately 49% of HoldCo and current Corebridge stockholders will own approximately 51% of HoldCo. HoldCo will be the indirect parent of AllianceBernstein Corporation and will hold 68% of the outstanding partnership interests of AB.

Currently, AB and its affiliates do not anticipate that the Merger will have a material impact on AB or any affiliate of AB providing services to the Fund, including the Adviser. AB’s current leadership and key investment teams are expected to stay in place, and no change in senior management’s strategy for the Adviser or AB is anticipated as a result of the implementation of the Merger.

Completion of the Merger is subject to certain regulatory approvals and other conditions. This planned merger gives rise to the proposal to approve a new investment advisory agreement.

The Fund is subject to Section 15 of the 1940 Act. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund, must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a “Change of Control Event.”

Whether a particular transaction results in a Change of Control Event depends on the facts and circumstances of the transaction. Section 2(a)(9) of the 1940 Act defines the term “control” as “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Section 2(a)(9) also creates certain rebuttable presumptions concerning “control” based on the ownership of a company’s voting securities. A “person” (defined to include individuals as well as companies) is presumed to “control” a company if the person beneficially owns more than 25% of the company’s voting securities, and is presumed not to control a company if the person beneficially owns 25% or less of the company’s voting securities “unless control actually exists in fact.” Under federal securities laws, the term “beneficial owner” is defined as a person who, either directly or indirectly, has or shares: (1) “voting power which includes the power to vote, or to direct the voting of” the ownership interest; or (2) “investment power which includes the power to dispose, or to direct the disposition of”, the ownership interest. Using these definitions, any transaction that results in a change in beneficial ownership of a block of more than 25% of the voting securities of an adviser results in a Change of Control Event and an assignment of the advisory contract causing its immediate termination. When that occurs, as anticipated with respect to Equitable, as majority owner of AB, in the Merger, the assignment and the automatic termination provision of the advisory agreement will be triggered. An automatic termination of the advisory agreement gives rise to the need for a stockholder vote to approve a new advisory agreement with the Adviser.

It is anticipated that the closing of the Merger may be deemed a Change of Control Event resulting in the automatic termination of the existing investment advisory agreement (the “Current Advisory Agreement”) of the Fund. In order to ensure that the existing investment advisory services can continue uninterrupted following the Merger, the Board has approved a new investment advisory agreement with the Adviser, in connection with the Merger Agreement. Shareholders are being asked to approve the new investment advisory agreement with the Adviser approved by the Board (such new advisory agreement, the “Proposed Advisory Agreement”), which would become effective after the Change of Control Event assuming that shareholder approval has been received. This agreement is described below. In the event that the Change of Control Event occurs prior to shareholder approval, the Board, including the Independent Trustees, have considered and approved an interim advisory agreement with the Adviser, which we refer to as the “Interim Advisory Agreement,” to be effective only in the event that shareholder approval of the Proposed Advisory Agreement has not been obtained as of the date of the Change of Control Event.

Discussion

At the Annual Meeting, shareholders of the Fund will be asked to consider and vote to approve the Proposed Advisory Agreement to ensure that existing investment advisory services can continue uninterrupted following the closing of the Merger. As discussed above in the section entitled “Background,” the closing of the Merger may result in a Change of Control Event, which would result in the automatic termination of the Current Advisory Agreement.

At an in-person Board meeting (the “Board Meeting”) held on May 7, 2026, the Adviser presented its recommendation that the Board consider and approve the Proposed Advisory Agreement. The Board approved the Proposed Advisory Agreement and recommended that shareholders of the Fund vote to approve the Proposed Advisory Agreement at the Annual Meeting. The factors that the Board considered in approving the Proposed Advisory Agreement are set forth below under “Board Consideration of the Proposed Advisory Agreement.” Accordingly, the Board recommended approval of the Proposed Advisory Agreement by shareholders of the Fund, as discussed in this proxy statement.

The Adviser

The Fund’s investment activities are managed by the Adviser, a Delaware limited liability company with principal offices at 405 Colorado Street, Suite 1500, Austin, Texas 78701. The Fund benefits from the Adviser’s ability to identify attractive investment opportunities, conduct due diligence to determine credit risk, and structure and price investments accordingly, as well as manage a diversified portfolio of investments.

The Adviser is a wholly-owned subsidiary of AB. AB is one of the world’s largest investment management firms, with approximately $899 billion in assets under management as of May 31, 2026, and a global client base that includes institutions, private clients and retail investors. The Adviser can leverage AB’s dedicated economic, fundamental equity, fixed income, and quantitative research groups, as well as experts focused on multi-asset and alternatives strategies.

As of March 31, 2026, Equitable owns approximately 68.0% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests, which we refer to as “AB Holding Units,” in AllianceBernstein Holding L.P., a Delaware limited partnership, which we refer to as “AB Holding.” AllianceBernstein Corporation, a Delaware corporation, which we refer to as the “GP” and is an indirect wholly-owned subsidiary of Equitable, is the general partner of both AB Holding and AB. The GP owns 100,000 general partnership units in AB Holding and a 1.0% general partnership interest in AB.

As of March 31, 2026, the ownership structure of AB, expressed as a percentage of general and limited partnership interests, is as follows:

Equitable Holdings, Inc. and its subsidiaries	68.0%
AllianceBernstein Holding L.P.	31.4%
Unaffiliated holders	0.6%

100.0%

Including both the general partnership and limited partnership interests in AB Holding and AB, Equitable and its subsidiaries have an approximate 68.0% economic interest in AB as of March 31, 2026.

Description of the Proposed Advisory Agreement

The description of the Proposed Advisory Agreement that follows is qualified entirely by reference to the form of Proposed Advisory Agreement included in Appendix A to this proxy statement. The Proposed Advisory Agreement is identical in all material respects to the Current Advisory Agreement, except that it reflects new effective and termination dates, as the Proposed Advisory Agreement would become effective after the Change of Control Event, assuming that shareholder approval has been received. The material terms of the Proposed Advisory Agreement are discussed in more detail below.

Contractual Advisory Fees

No material change in the contractual advisory fees for the Fund is proposed in connection with the Investment Advisory Agreement Proposal.

Services

No change to the advisory services provisions of the Current Advisory Agreement is proposed in connection with the Investment Advisory Agreement Proposal. The Proposed Advisory Agreement provides that the Adviser will, subject to the oversight of the Board in accordance with the Fund’s investment objective, policies and restrictions as in effect from time to time, manage the investment and reinvestment of the assets of the Fund and administer its affairs. In this regard, it is the responsibility of the Adviser to make investment and reinvestment decisions for the Fund and to place the purchase and sale orders for the Fund. The Adviser provides research and advice, continuously supervises the investment portfolio of the Fund and pays the costs of certain clerical and administrative services involved in portfolio management.

Reimbursement of Administrative Expenses

No change to the expense reimbursement provisions of the Current Advisory Agreement is proposed in connection with the Investment Advisory Agreement Proposal. The Proposed Advisory Agreement includes a provision for the reimbursement to the Adviser of the costs of certain administrative services, including clerical, accounting, legal and other services, that the Adviser provides to the Fund at the request of the Fund, and the specific terms of reimbursement are provided for by that certain Expense Support and Conditional Reimbursement Agreement, by and between the Fund and the Adviser.

The table below includes a summary of the amounts paid by the Fund to the Adviser with respect to the administrative services pursuant to the Expense Support and Conditional Reimbursement Agreement during the most recent fiscal year.

For the Quarter Ended	Amount of Expense Support	Effective Rate of Distribution per Share(1)	Reimbursement Eligibility Expiration	Percentage Limit(2)
March 31, 2025	$467,865	10.57%	March 31, 2028	1.00%
June 30, 2025	$150,430	10.09%	June 30, 2028	1.00%
September 30, 2025	$105,597	8.96%	September 30, 2028	1.00%
December 31, 2025	—	8.86%	December 31, 2028	1.00%

(1)

The effective rate of distribution per share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable period (which is calculated by annualizing the regular quarterly cash distributions per share as of such date without compounding), divided by the Fund’s gross offering price per share as of such date.

(2)

Represents the actual percentage of Operating Expenses, which is defined in the Expense Support and Conditional Reimbursement Agreement, paid by the Fund in any quarter after deducting any Expense Payment which is defined in the Expense Support and Conditional Reimbursement Agreement, as a percentage of the Fund’s average quarterly gross assets.

Exculpatory Provisions

No change to the exculpatory and limitations of liability provisions of the Current Advisory Agreement is proposed in connection with the Investment Advisory Agreement Proposal. The Proposed Advisory Agreement provides that the Adviser shall not be liable thereunder for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations, provided that nothing in the Proposed Advisory Agreement shall be deemed to protect, or purport to protect, the Adviser against any liability to the Fund or to its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties thereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties thereunder.

Term and Continuance

No change to the term and continuance provisions of the Current Advisory Agreement is proposed in connection with the Investment Advisory Agreement Proposal. The Proposed Advisory Agreement would differ only as to the extent of its effective and termination dates. If approved by shareholders, the Proposed Advisory Agreement will be effective after the first Change of Control Event that occurs after shareholder approval. The Proposed Advisory Agreement would continue in effect for two years from its effective date and thereafter from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of the Fund’s outstanding voting securities or by the Board, and in either case, by a majority of the Independent Trustees who are not parties to the agreement or “interested persons” of any such party at a meeting called for the purpose of voting on such matter.

Termination

No change to the termination provisions of the Current Advisory Agreement is proposed in connection with the Investment Advisory Agreement Proposal. The Proposed Advisory Agreement automatically terminates upon assignment and is terminable at any time without penalty by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of the Board, in either case on 60 days’ written notice to the Adviser, or by the Adviser on 120 days’ written notice to the Fund.

Board Consideration of the Proposed Advisory Agreement

As described above, the Merger will result in a Change of Control Event for the Adviser, which in turn will result in the automatic termination of the Current Advisory Agreement. At the Board Meeting, the Adviser presented its recommendation that the Board consider and approve the Proposed Advisory Agreement and a possible interim advisory agreement with the Adviser (the “Interim Advisory Agreement”). Following review and discussion with the Adviser, the Board, including a majority of the Independent Trustees, approved the Proposed Advisory Agreement with the Adviser for the Fund. Representatives of the Adviser were present at that meeting to answer questions and discuss the advisory services, and the nature and type of services to be provided under the Proposed Advisory Agreement. The Board, including the Independent Trustees, also considered and approved the Interim Advisory Agreement at the Board Meeting, to be effective only in the event that shareholder approval of the Proposed Advisory Agreement had not been obtained as of the date of the Change of Control Event.

In connection with the review and approval of the Proposed Advisory Agreement, the Board considered information it had received at the meeting and throughout the prior year relating to, among other things: (i) the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser; (ii) the contractual terms of the Proposed Advisory Agreement, including the structure of the management fee, the incentive fees, and whether there were any economies of scale that would be shared with the Fund; (iii) comparative data with respect to the Fund’s advisory fees and other expenses and those paid by other funds with similar investment objectives and strategies; (iv) information about the services performed by the Adviser and the personnel performing such services; (v) comparative data with respect to the Fund’s investment performance and the performance of other funds with comparable investment objectives and strategies; (vi) the Adviser’s revenues and pre-tax profit margins with respect to its management of the Fund and the ability of AB to support the Adviser’s business following the expected Change of Control Event; (vii) any existing and potential benefits to the Adviser or its affiliates from its relationship with the Fund; and (viii) other potential benefits to the Fund as a result of its relationship with the Adviser. The Board gave weight to each of the factors described above, among others, but did not identify any one particular factor as controlling their decision. After consideration, the Independent Trustees concluded that (i) the Adviser was providing high-quality services to the Fund, (ii) the nature, extent and quality of the services provided by the Adviser have benefited and will likely continue to benefit the Fund, (iii) the Fund’s performance warranted continuation of the Adviser’s services, and (iv) the fees charged to the Fund and the Adviser’s profitability from its relationship with the Fund were reasonable.

The decision by the Board, including a majority of the Independent Trustees, to approve the Proposed Advisory Agreement and the Interim Advisory Agreement, as applicable, for the Fund and to recommend approval of the

Proposed Advisory Agreement by shareholders of the Fund was also based on a determination by the Board that it would be in the best interests of the Fund for the Adviser to continue providing investment advisory and related services for the Fund, without interruption, as consummation of the Merger proceeds.

The Board, including the Independent Trustees of the Board, recommends approval of the Proposed Advisory Agreement by shareholders of the Fund.

Prior to its approval of the Proposed Advisory Agreement and Interim Advisory Agreement, the Board had requested information from the Adviser, and had received and evaluated, extensive materials. The Board reviewed information it received in advance of the meeting and throughout the year, including information the Board previously considered at the November 2025 Board meeting when it last approved the continuation of the current advisory agreement.

The Adviser presented the Board with detailed information on the Merger, including the ownership and control structure of the Adviser and its affiliated entities both before and after the Merger that is expected to result in a change of control of the Adviser. The Board reviewed information about the potential impact of the Merger on the Adviser and each of the Adviser’s affiliates that provides services to the Fund, including with respect to the following areas: operations; personnel; organizational and governance structure; technology infrastructure; insurance coverage; capitalization; and financial and other resources. The Board considered the Adviser’s statement that it does not anticipate that the Merger will have a material impact on the Adviser or any affiliates of the Adviser with respect to operations, personnel, organizational structure, or capitalization, financial and other resources.

The Board reviewed the Proposed Advisory Agreement and Interim Advisory Agreement for the Fund with the Adviser and with experienced counsel to the Fund, who advised on the relevant legal standards. The Independent Trustees also discussed the proposed approvals in a separate private session. Prior to the Board Meeting, the Independent Trustees met informally to discuss certain questions about the Merger and its potential effects on the Adviser, and an Independent Trustee met with counsel to the Fund in private session to discuss the scope of the information requested by the Independent Trustees in connection with these considerations. At these sessions, the Independent Trustees had the opportunity to review materials provided by the Adviser and make follow-up requests of representatives of the Adviser in connection with the evaluation of the Proposed Advisory Agreement and the Interim Advisory Agreement and the Merger.

The Board has considered the Proposed Advisory Agreement and is recommending approval of such agreement.

Vote Required

The affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund entitled to vote at the Annual Meeting is required to approve the Investment Advisory Agreement Proposal. The 1940 Act defines “a majority of the outstanding voting securities” as (a) 67% or more of the Shares present at the Annual Meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares, whichever is less. Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes against the Investment Advisory Agreement Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT PROPOSAL

SHAREHOLDER PROPOSALS

The Fund expects that the 2027 annual meeting of shareholders will be held in September 2027, but the exact date, time and location of such meeting have yet to be determined. A shareholder who intends to present a proposal at that annual meeting, including nomination of a trustee, must submit the proposal in writing to the Secretary of the Fund, AB Private Lending Fund, c/o AB Private Credit Investors LLC, 501 Commerce Street, Nashville, TN 37203, Attention: Secretary. Notices of intention to present proposals, including nomination of a trustee, at the 2027 annual meeting must be received by the Fund not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting nor later than 4:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. However, if the date of the 2027 proxy statement is advanced or delayed by more than 30 days from the first anniversary of the date of the 2026 proxy statement, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such proxy statement and not later than 4:00 p.m., Central Time, on the later of the 120th day prior to the date of such proxy statement or the tenth day following the day on which public announcement of the date of such proxy statement is first made. In order for a proposal to be considered for inclusion in the Fund’s proxy statement for the 2027 annual meeting, the Fund must receive the proposal no later than the 120th day prior to the first anniversary of the date of the Fund’s proxy statement for the preceding year’s annual meeting. The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Fund reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including those set forth in the Fund’s Bylaws and Declaration of Trust.

OTHER BUSINESS

The Board is not aware of any other matters that will be presented for action at the Annual Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, proxies will be voted in accordance with the judgment of the persons named in the form of proxy.

* * * * *

Appendix A

Proposed Advisory Agreement

FORM OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

This Amended and Restated Investment Advisory Agreement, dated and effective as of [●], is made by and between AB Private Lending Fund, a Delaware statutory trust (herein referred to as the “Fund”), and AB Private Credit Investors LLC, a Delaware limited liability company (herein referred to as the “Adviser” or “AB-PCI”) (this “Agreement”).

WHEREAS, the Fund and the Adviser entered into that certain Investment Advisory Agreement, dated August 7, 2024 (the “Initial Advisory Agreement”); and

WHEREAS, the Fund and the Adviser now wish to amend and restate the Initial Advisory Agreement hereby.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1. Appointment of Adviser. The Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment advisory services for the Fund and in connection therewith to, in accordance with the Fund’s investment objective, policies and restrictions as in effect from time to time:

(a) determining the composition of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such changes in accordance with the Fund’s investment objective, policies and restrictions;

(b) identifying investment opportunities and making investment decisions for the Fund, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on the Fund’s behalf;

(c) monitoring the Fund’s investments;

(d) performing due diligence on prospective portfolio companies;

(e) exercising voting rights in respect of portfolio securities and other investments for the Fund;

(f) serving on, and exercising observer rights for, boards of directors and similar committees of the Fund’s portfolio companies;

(g) negotiating, obtaining and managing financing facilities and other forms of leverage; and

(h) providing the Fund with such other investment advisory and related services as the Fund may, from time to time, reasonably require for the investment of capital, which may include, without limitation:

(i) making, in consultation with the Fund’s board of trustees (the “Board of Trustees”), investment strategy decisions for the Fund;

(ii) reasonably assisting the Board of Trustees and the Fund’s other service providers with the valuation of the Fund’s assets;

(iii) directing investment professionals of the Adviser or non-investment professionals of the Administrator (as defined below) to provide managerial assistance to portfolio companies of the Fund as requested by the Fund, from time to time; and

(iv) exercising voting rights in respect of the Fund’s portfolio securities and other investments.

(v) The Adviser shall, upon request by an official or agency administering the securities laws of a state (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to the Fund’s shareholders pursuant to this Agreement, any registration statement filed with the Securities and Exchange Commission (“SEC”) and applicable federal and state law.

(vi) The Adviser has a fiduciary responsibility and duty to the Fund for the safekeeping and use of all the funds and assets of the Fund, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Fund. The Adviser shall not contract away any fiduciary obligation owed by the Adviser to the Fund’s shareholders under common law.

Subject to the supervision of the Board of Trustees, the Adviser shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments, the placing of orders for other purchase or sale transactions on behalf of the Fund and causing the Fund to pay investment-related expenses. In the event that the Fund determines to acquire debt financing, the Adviser will arrange for such financing on the Fund’s behalf. If it is necessary or appropriate for the Adviser to make investments on behalf of the Fund through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”)).

Subject to the prior approval of a majority of the Board of Trustees, including a majority of the Board of Trustees who are not “interested persons” of the Fund and, to the extent required by the 1940 Act and the rules and regulations thereunder, subject to any applicable guidance or interpretation of the SEC or its staff, by the shareholders of the Fund, as applicable, the Adviser may, from time to time, delegate to a sub-adviser or other service provider (each, a “Sub-Adviser”) any of the Adviser’s duties under this Agreement, including the management of all or a portion of the assets being managed. The Adviser and not the Fund shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Fund to pay directly to any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses payable to the Adviser under this Agreement. The Fund acknowledges that the Adviser makes no warranty that any investments made by the Adviser hereunder will not depreciate in value or at any time not be affected by adverse tax consequences, nor does it give any warranty as to the performance or profitability of the assets or the success of any investment strategy recommended or used by the Adviser.

2. Expenses. In connection herewith, the Adviser agrees to maintain a staff within its organization to furnish the above services to the Fund. The Adviser shall bear all expenses arising out of its duties hereunder, except as provided in this Section 2.

(a) Except as specifically provided below and above in Section 1 hereof, the Fund anticipates that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. The Adviser or its affiliates will bear all fees, costs, and expenses incurred that are not assumed by the Fund under this Agreement or under the Administration Agreement by and between the Fund and AB-PCI, in its capacity as administrator (“Administrator”), as amended from time to time (the “Administration Agreement”).

(b) In addition to the compensation paid to the Adviser pursuant to Section 5, the Fund shall reimburse the Adviser for all expenses of the Fund incurred by the Adviser as well as the actual cost of goods and services used for or by the Fund and obtained from entities not affiliated with the Adviser. The Adviser, the Administrator, or their affiliates may be reimbursed for administrative services performed on behalf of the Fund pursuant to any separate administration or co-administration agreement; however, no reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:

(i) rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and

(ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Adviser. The term “Controlling Person” shall mean a person, whatever

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his or her title, who performs functions for the Adviser similar to those of (a) the chairman or other member of a board of directors, (b) executive officers or (c) those holding 10% or more equity interest in the Adviser, or a person having the power to direct or cause the direction of the Adviser, whether through the ownership of voting securities, by contract or otherwise.

From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. Unless such expenses are specifically assumed by the Adviser, Administrator or their affiliates under this Agreement or the Administration Agreement, the Fund will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses.

3. Transactions with Affiliates. The Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Adviser or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Adviser is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Adviser) for the execution of trades for the Fund.

4. Best Execution; Research Services.

(a) The Adviser is authorized, for the purchase and sale of the Fund’s portfolio securities, to employ such dealers and brokers as may, in the judgment of the Adviser, implement the policy of the Fund to obtain the best results, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser. It is understood that the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Adviser by brokers who effect securities transactions for the Fund may be used by the Adviser in servicing other investment companies, entities or funds and accounts which it manages. Similarly, research services furnished to the Adviser by brokers who effect securities transactions for other investment companies, entities or funds and accounts which the Adviser manages may be used by the Adviser in servicing the Fund. It is understood that not all of these research services are used by the Adviser in managing any particular account, including the Fund.

The Adviser and its affiliates may aggregate purchase or sale orders for the assets with purchase or sale orders for the same security for other clients’ accounts of the Adviser or of its affiliates, the Adviser’s own accounts and hold proprietary positions in accordance with its current aggregation and allocation policy (collectively, the “Advisory Clients”), but only if (x) in the Adviser’s reasonable judgment such aggregation results in an overall economic or other benefit to the assets taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses and factors and (y) the Adviser’s actions with respect to aggregating orders for multiple Advisory Clients, as well as the Fund, are consistent with applicable law. However, the Adviser is under no obligation to aggregate any such orders under any circumstances.

(b) All Front End Fees (as defined in the Fund’s Amended and Restated Declaration of Trust the “Declaration of Trust”) shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment and the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’

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fees and all other items of compensation of any kind or description paid by the Fund, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.

5. Remuneration.

The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee and an incentive fee as hereinafter set forth. The Fund shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.

(a) Management Fee. The management fee is payable monthly in arrears at an annual rate of 1.25% of the Fund’s net assets as of the beginning of the first calendar day of the month. For the first calendar month in which this Agreement is effective, net assets will be measured as the beginning net assets as of the date on which this Agreement became effective.

(b) Incentive Fee. The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains, each as described below.

(i) Incentive Fee on Pre-Incentive Fee Net Investment Income. The portion based on the Fund’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, dividends, cash interest or other distributions or other cash income and any third-party fees received from portfolio companies (such as upfront fees, commitment fees, origination fee, amendment fees, ticking fees and break-up fees, as well as prepayments premiums, but excluding fees for providing managerial assistance and fees earned by the Adviser or an affiliate in its capacity as an administrative agent, syndication agent, collateral agent, loan servicer or other similar capacity) accrued during the month, minus operating expenses for the month (including the management fee, taxes, any expenses payable under this Agreement and the Administration Agreement with the Fund’s Administrator, any expense of securitizations, and interest expense or other financing fees and any dividends paid on preferred stock, but excluding the incentive fee and shareholder servicing and/or distribution fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns. For purposes of computing the Fund’s Pre-Incentive Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Fund will pay the Adviser an incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•

no incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns attributable to the applicable share class do not exceed the hurdle rate of 1.25%;

•

100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns attributable to the applicable share class, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This is referred to as Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.”

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•	12.5% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns attributable to the applicable share class, if any, that exceed a rate of return of 1.43% (5.72% annualized).

(ii) Incentive Fee Based on Capital Gains. The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears.

The amount payable equals:

•

12.5% of cumulative realized capital gains attributable to the applicable share class from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee by the applicable share class for all prior periods. The Fund will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if the Fund were to sell the relevant investment and realize a capital gain. For the purpose of computing the capital gains incentive fee, the calculation methodology will look through derivative financial instruments or swaps as if the Fund owned the reference assets directly. In no event will the capital gains incentive fee payable pursuant to this Agreement be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including Section 205 thereof.

The fees that are payable under this Agreement for any partial period will be appropriately prorated.

6. Representations and Warranties.

(a) The Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Advisers Act, and the Adviser agrees to maintain effective all material requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

(b) The Adviser shall prepare or shall cause to be prepared and distributed to shareholders during each year the following reports of the Fund (either included in a periodic report filed with the SEC or distributed in a separate report) (i) within sixty (60) days of the end of each quarter, a report containing the same financial information contained in the Fund’s Quarterly Report on Form 10-Q filed by the Fund under the Securities Exchange Act of 1934, as amended and (ii) within one hundred and twenty (120) days after the end of the Fund’s fiscal year, an annual report that shall include financial statements prepared in accordance with U.S. GAAP which are audited and reported on by independent certified public accountants; (iii) a report of the material activities of the Fund during the period covered by the report; (iv) where forecasts have been provided to the Fund’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (v) a report setting forth distributions to the Fund’s shareholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds of the Fund’s offering.

(c) From time to time and not less than quarterly, the Fund shall cause the Adviser to review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund may, subject to authorization by the Board of Trustees, distribute pro rata to the Fund’s shareholders funds which the Board deems unnecessary to retain in the Fund. The Board may from time to time authorize the Fund to declare and pay to the Fund’s shareholders such dividends or other distributions, in cash or other assets of the Fund or in securities of the Fund, including in shares of one class or series payable to the holders of the shares of another class or series, or from any other source as the Board of Trustees in its discretion shall determine. Any such cash distributions to the Adviser shall be made only in conjunction with distributions to shareholders and only out of funds properly allocated to the Adviser’s account. All such cash distributions

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shall be made only out of funds legally available therefor pursuant to the Delaware General Corporation Law, as amended from time to time.

(d) The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Fund of its equity securities into short-term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Fund and the nature, timing and implementation of any changes thereto pursuant to Section 1 of this Agreement; provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of Fund securities not committed for investment within the later of two years from the date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the shareholders of the Fund as a return of capital without deduction of a sales load.

7. Services Not Deemed Exclusive. The Fund and the Board of Trustees acknowledge and agree that:

(a) the services provided hereunder by the Adviser are not to be deemed exclusive, and the Adviser and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other Advisory Clients or affiliates. The Fund agrees that the Adviser may give advice and take action with respect to any of its other Advisory Clients which may differ from advice given or the timing or nature of action taken with respect to any client or account so long as it is the Adviser’s policy, to the extent practicable, to allocate investment opportunities to the client or account on a fair and equitable basis relative to its other Advisory Clients. It is understood that the Adviser shall not have any obligation to recommend for purchase or sale any loans which its principals, affiliates or employees may purchase or sell for its or their own accounts or for any other client or account if, in the opinion of the Adviser, such transaction or investment appears unsuitable, impractical or undesirable for the Fund. Nothing herein shall be construed as constituting the Adviser an agent of the Fund; and

(b) the Adviser and its affiliates may face conflicts of interest as described in the Fund’s Registration Statement and/or the Fund’s periodic filings with the SEC (as such disclosures may be updated from time to time) and such disclosures have been provided, and any updates will be provided, to the Board of Trustees in connection with its consideration of this Agreement and any future renewal of this Agreement.

8. Limit of Liability.

(a) The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (the “Indemnified Parties”) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that the Adviser shall not be protected against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“Disabling Conduct”). An Indemnified Party may consult with counsel and accountants in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants; provided, that such counsel or accountants were selected with reasonable care. Absent Disabling Conduct, the Fund will indemnify the Indemnified Parties against, and hold them harmless from, any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under this Agreement or otherwise as adviser for the Fund. The Indemnified Parties shall not be liable under this Agreement or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Adviser in good faith, unless such action or inaction was made by reason of Disabling Conduct, or in the case of a criminal action or proceeding, where the Adviser had reasonable cause to believe its conduct was unlawful.

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Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Party was not liable by reason of Disabling Conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Party was not liable by reason of Disabling Conduct by (a) the vote of a majority of a quorum of trustees of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“Disinterested Non-Party Trustees”) or (b) an independent legal counsel in a written opinion.

An Indemnified Party shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Indemnified Party shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Party shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of Disinterested Non-Party Trustees or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Party will ultimately be found to be entitled to indemnification.

The following provisions in Sections 8(b) - (c) shall not apply in respect of the Administrator.

(b) Notwithstanding Section 8(a) to the contrary, the Fund shall not provide for indemnification of an Indemnified Party for any liability or loss suffered by an Indemnified Party, nor shall the Fund provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Fund, unless all of the following conditions are met:

(i) the Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Fund;

(ii) the Fund has determined, in good faith, that the Indemnified Party was acting on behalf of or performing services for the Fund;

(iii) the Fund has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnified Party is the Adviser or an Affiliate (as defined in the Declaration of Trust) of the Adviser, or (B) gross negligence or willful misconduct, in the case that the Indemnified Party is a director of the Fund who is not also an officer of the Fund or the Adviser or an Affiliate of the Adviser; and

(iv) such indemnification or agreement to hold harmless is recoverable only out of the Fund’s net assets and not from the Fund shareholders.

(c) Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:

(i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party;

(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party; or

(iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the Fund’s common shares of beneficial interest (“Shares”) were offered or sold as to indemnification for violations of securities laws.

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(d) The Fund may pay or reimburse reasonable legal expenses and other costs incurred by the Indemnified Party in advance of final disposition of a proceeding only if all of the following are satisfied:

(i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund;

(ii) the Indemnified Party provides the Fund with written affirmation of such Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Fund;

(iii) the legal proceeding was initiated by a third party who is not a Fund shareholder, or, if by a Fund shareholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

(iv) the Indemnified Party provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnified Party did not comply with the requisite standard of conduct and is not entitled to indemnification.

9. Duration and Termination.

(a) This Agreement shall become effective as of the date first written above. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by the Fund, by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Fund’s trustees or on at least 120 days’ written notice by the Adviser. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Sections 2 or 5 through the date of termination or expiration, and Section 8 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(b) This Agreement shall continue in effect for two years from the date hereof, or to the extent consistent with the requirements of the 1940 Act, from the date of the Fund’s election to be regulated as a BDC under the 1940 Act, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the members of the Fund’s Board of Trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.

(c) This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

(d) After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder, except that it shall be entitled to receive from the Fund within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees. The Adviser shall promptly upon termination:

(i) deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(ii) deliver to the Board all assets and documents of the Fund then in custody of the Adviser; and

(iii) cooperate with the Fund to provide an orderly management transition.

(e) Without the approval of holders of a majority of the Shares entitled to vote on the matter, or such other approval as may be required under the mandatory provisions of any applicable laws or regulations, or other

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provisions of the Declaration of Trust, the Adviser shall not: (i) modify this Agreement except for amendments that do not adversely affect the rights of the shareholders; (ii) appoint a new Adviser (other than a sub-adviser pursuant to the terms of this Agreement and applicable law); (iii) sell all or substantially all of the Fund’s assets other than in the ordinary course of the Fund’s business or as otherwise permitted by law; or (iv) except as otherwise permitted herein, voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Fund and would not materially adversely affect the shareholders.

(f) The Fund may terminate the Adviser’s interest in the Fund’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Fund. If the Fund and the Adviser cannot agree upon such amount, the parties will submit to binding arbitration which cost will be borne equally by the Adviser and the Fund. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Fund.

10. License.

(a) License Grant. The Adviser hereby grants to the Fund, and the Fund hereby accepts from the Adviser, a fully paid-up, royalty-free, non-exclusive, non-transferable, revocable, worldwide sub-license to use “AB-PCI” and “AB Private Credit Investors” (the “Licensed Name”) during the term of this Agreement, solely in connection with the conduct of the Fund’s business. The Fund shall have no right to use any modification, stylization or derivative of the Licensed Name without prior written consent of the Adviser in its sole discretion. All rights not expressly granted to the Fund pursuant to this Section 10 shall remain the exclusive property of the Licensed Name Owner (as defined below). Nothing in this Section 10 shall preclude the Adviser, the Licensed Name Owner, its affiliates, or any of its respective successors or assigns from using or permitting other entities to use the Licensed Name whether or not such entity directly or indirectly competes or conflicts with the Fund’s business in any manner.

(b) Ownership. The Fund acknowledges and agrees that, as between the parties, the Adviser is the sole owner of all right, title, and interest in and to the Licensed Name. The Fund agrees not to do anything inconsistent with such ownership, including directly or indirectly challenging, contesting, encumbering, or otherwise disputing the validity, enforceability, ownership of, or right, title or interest in the Licensed Name (and the associated goodwill), including without limitation, arising out of or relating to any third-party claim, allegation, action, demand, proceeding or suit regarding enforcement of this Section 10 of the Agreement or involving any third party. The parties intend that any and all goodwill in the Licensed Name arising from the Fund’s or any applicable sublicensee’s use of the Licensed Name shall inure solely to the benefit of the Adviser affiliate that is the owner of the Licensed Name (the “Licensed Name Owner”). Notwithstanding the foregoing, in the event that the Fund is deemed to own any rights to the Licensed Name, the Fund hereby irrevocably assigns (or shall cause such sublicensee to assign), without further consideration, such rights to the Licensed Name Owner together with all goodwill associated therewith. The Licensed Name Owner shall be a third party beneficiary of this Section 10.

(c) Sublicensing. The Fund shall not sublicense its rights under this Section 10 of the Agreement except to a current or future majority-owned subsidiary of the Fund, and then only with the prior written consent of the Adviser or the Licensed Name Owner, provided that (i) no such subsidiary shall use the Licensed Name as part of a trade name without the prior written consent of the Adviser or the Licensed Name Owner in its sole discretion and (ii) any such sublicense shall terminate automatically, with no need for written notice, if (x) such entity ceases to be a majority-owned subsidiary of the Fund, (y) this Agreement terminates for any reason or (z) the Adviser or the Licensed Name Owner gives notice of such termination. The Fund shall be responsible for any such sublicensee’s compliance with the provisions of this Agreement, and any breach by a sublicensee of any such provision shall constitute a breach of this Agreement by the Fund. Neither the Fund nor any of its current or future subsidiaries shall use a new trademark, corporate name, trade name or logo that contains or is substantially similar to the Licensed Name without the prior written consent of the Adviser or the Licensed Name Owner in its sole discretion, and any resulting license shall be governed by a new agreement between the applicable parties and/or an amendment to this Agreement.

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(d) Compliance. In order to preserve the inherent value of the Licensed Name, the Fund agrees to maintain the quality of the Fund’s business and the operation thereof equal to the standards prevailing in the operation of the Adviser’s and the Fund’s business as of the date of this Agreement. The Fund further agrees to use the Licensed Name in accordance with such quality standards as may be reasonably established by the Licensed Name Owner and communicated to the Fund from time to time in writing. The Fund shall notify the Adviser promptly after it becomes aware of (i) any registrations of, or applications for registration of, marks that do or may conflict with the Licensed Name, or (ii) any actual or threatened infringement, imitation, dilution, misappropriation or other unauthorized or illegal use or conduct in derogation of the Licensed Name. The Adviser and its affiliates shall have the sole right to bring any action to remedy the foregoing, and the Fund shall cooperate with the Adviser in same, at the Adviser’s expense.

(e) Compliance With Laws. The Fund agrees that the business operated by it in connection with the Licensed Name shall comply in all material respects with all laws, rules, regulations and requirements of any governmental body in the United States of America or elsewhere as may be applicable to the operation, advertising and promotion of the business, and that it shall notify the Advisor of any action that must be taken by the Fund to comply with such law, rules, regulations or requirements.

(f) Upon Termination. Upon expiration or termination of this Agreement, all rights and license granted to the Fund under this Section 10 with respect to the Licensed Name shall cease, and the Fund shall immediately discontinue all use of the Licensed Name; provided that, following expiration or termination, the Fund may use the Licensed Name: (i) to the extent required by applicable law and (ii) in a neutral, non-trademark manner to describe the history of the Fund.

(g) Exclusion of Liability. The Fund acknowledges and agrees that, to the fullest extent permitted by law, neither the Adviser nor the Licensed Name Owner shall be liable for any claims, damages, liabilities, losses, costs, or expenses (including, without limitation, attorneys’ fees and other legal expenses) arising out of or in connection with the Fund’s use of the Licensed Name, including, but not limited to, any claims for infringement, dilution, or other violations of third-party intellectual property rights. The Fund hereby waives, releases, and forever discharges the Adviser and the Licensed Name Owner, its affiliates, and their respective officers, directors, employees, agents, successors, and assigns from any and all such claims, damages, liabilities, losses, costs, or expenses, whether known or unknown, suspected or unsuspected, that the Fund may have or hereafter may have against the Adviser or the Licensed Name Owner arising out of or in connection with the Fund’s use of the Licensed Name. The Fund further agrees to indemnify, defend, and hold harmless Adviser and the Licensed Name Owner, its affiliates, and their respective officers, directors, employees, agents, successors, and assigns from and against any and all such claims, damages, liabilities, losses, costs, or expenses, including reasonable attorneys’ fees and other legal expenses, arising out of or in connection with the Fund’s use of the Licensed Name.

11. Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12. Conflicts of Interest and Prohibited Activities.

(a) The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Fund.

(b) The Adviser shall not: (i) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws or the Omnibus Guidelines; (ii) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions; or (iii) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

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(c) The Adviser shall not directly or indirectly pay or award any fees or commissions or other compensation to any person engaged to sell Shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions or other normal compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under this Agreement.

(d) The Adviser covenants that it shall not permit or cause to be permitted the Fund’s funds to be commingled with the funds of any other person and the funds will be protected from the claims of affiliated companies.

13. Access to Shareholder List.

If a shareholder requests a copy of the Shareholder List pursuant to Section 10.3 of the Declaration of Trust or any successor provision thereto (the “Declaration of Trust Shareholder List Provision”), the Adviser is hereby authorized to request a copy of the Shareholder List from the Fund’s transfer agent and send a copy of the Shareholder List to any shareholder so requesting in accordance with the Declaration of Trust Shareholder List Provision. The Adviser and the Board of Trustees shall be liable to any shareholder requesting the list for the costs, including attorneys’ fees, incurred by that shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of shareholder or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a shareholder relative to the affairs of the Fund.

14. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

If to the Fund:

AB Private Lending Fund

405 Colorado Street, Suite 1500

Austin, Texas 78701

Attn: Chairman, CEO, Trustee

If to the Adviser:

AB Private Credit Investors LLC

405 Colorado Street, Suite 1500

Austin, Texas 78701

Attn: J. Brent Humphries, President

or to such other address as to which the recipient shall have informed the other party in writing.

Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

15. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Counterparts may be delivered by e-mail (including Portable Document Format (.pdf) or any electronic signature complying with the Electronic Signatures in Global

11

and National Commerce (ESIGN) Act of 2000 (e.g., www.docusign.com)) or other transmission method, and any counterpart so delivered shall be deemed to constitute an original signature, have been duly and validly delivered and be deemed the same as a handwritten signature for the purposes of validity, enforceability and admissibility pursuant to the ESIGN Act, the Uniform Electronic Transactions Act (UETA) model law or similar applicable laws.

[Remainder of Page Intentionally Left Blank.]

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IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

AB PRIVATE LENDING FUND

By:
Name:
Title:

AB PRIVATE CREDIT INVESTORS LLC

By:
Name:
Title:

[Signature Page to the Amended and Restated Investment Advisory Agreement]

PO Box 211230, Eagan, MN 55121-9984 VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/abplf 3. Follow the simple instructions VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free: 855-276-6786 3. Follow the simple instructions. VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided. AB PRIVATE LENDING FUND PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 3, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the AB Private Lending Fund (the “Fund”) hereby appoints each of J. Brent Humphries, Wesley Raper, and Leon Hirth, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Meeting”) to be held virtually at 12:45 p.m., Eastern Time, on August 3. 2026, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting of Shareholders and Proxy Statement, which has been received by the undersigned. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL(S), THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL(S). DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title

Important Notice Regarding the Availability of Proxy Materials for this Meeting to Be Held on August 3, 2026 The Proxy Statement for this meeting is available at https://proxyvotinginfo.com/p/alliancebernstein2026 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE Please detach at perforation before mailing. SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: To re-elect the following nominees to the Board of Trustees for a three-year term expiring at the 2029 annual meeting of shareholders and until his successor is duly elected and qualified. FOR WITHHOLD 1. Matthew Bass 2. John G. Jordan FOR AGAINST ABSTAIN 3. To ratify and appoint PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2026. 4. To approve a new investment advisory agreement with AB Private Credit Investors LLC, the investment adviser to the Fund.